UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

WIGI4YOU, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-1650739	82-1063313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Festival Plaza Drive Suite 530

Las Vegas, Nevada 89135

(Address of principal executive offices, including zip code)

(702) 360-0652

(Registrant's telephone number, including area code)

______________________________________________

(Former Name or former address if changed from last report.)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2017 the Board of Directors accepted the resignation of Ms. Elaine Wan as Chief Executive and Chief Financial Officer of Wigi4You, Inc. (the “Company”). Ms. Wan based her resignation from the above positions on personal matters, not because of any disagreement with the Company on any matter related to the Company’s operations, policies or procedures. At the same time, the Board elected the following individuals to the following positions: Mr. Chi Qiang Liang was elected as President, Chief Executive Officer and Director of the Company; Mr. Wai Hing Samuel Lai was elected as Chief Financial Officer of the Company; Shun Ching (Dickson) Wong was elected as a Director and a Member of the Audit Committee of the Company; Ms. Sin Kei Stella Hui was elected as a Director and a Member of the Audit Committee; Ms. Kiu Chung Jacqueline Tang was elected as Chief Operating Officer of the Company; Mr. Jeffrey Firestone was elected as Director and Vice President of Investor Relations of the Company; Dr. Kwai Lam Terence Wong was elected as Vice President of Investor Relations and Elaine Wan was elected as Director, Secretary and Treasurer. These individuals will hold these positions until they are replaced, resign, or are removed from office.

Biographies

Liang, Chi Qiang – CEO, President and Director

Mr. Liang Chi Qiang has obtained his degree from School of Life Sciences, South China Normal University. In addition, he obtained a Bachelor of Business Administration from University of Electronic Science and Technology of China. He is currently continuing his MBA degree at Sun Yat-sen University. Since he graduated from the universities, Mr. Liang has joined several companies, including Joyful Fairy (Fruits) Limited from 2004 to 2006 as its Chief Operating Officer for the Asia Pacific Region and A.S. Watson Group as its head of Investigation Department in 2006. Mr. Liang has more than 10 years of working experiences in Internet Services. From 2006 to 2017, he joined Guangdong United Power Service Co., Ltd and was its head of Internet Business and Value-Added Centre. He was also the Chief Marketing Officer of a Third-Party Payment operating company in the PRC.

Lai, Wai Hing (Samuel) - CFO

Mr. Wai Hing Lai (“Samuel”) obtained Hon. Diploma in Accountancy from Lingnan University (formerly known as Lingnan College) in 1993. Samuel completed the joint examination lodged by ACCA/HKSA in 1996 and has become the Fellow Member of ACCA presently. He has been a senior manager at three major accounting firms in Hong Kong and Singapore, specializing in tax planning and international taxation from 1995 to 2002. In addition, he has worked for a number of financial enterprises and exchange listed companies in Hong Kong, including Foxconn International Holdings Limited and Pico Far East Holdings Limited. He was the Group Financial Controller of a Singapore listed company, China Sky Chemical Fibre Co Limited. Since 2012, he has been working for the International Professional Consultants Corporation of Hong Kong as its Vice President, advising on listing issues and group restructuring.

Wong, Shun Ching (Dickson) – Independent Director (Audit Committee Member)

Mr. Wong Shun Ching is a holder of Bachelor of laws (PRC) from Peking University and Master of laws from City University of Hong Kong. He is working at Minz Insurance Brokers Co., Ltd. and Exsular Insurance Corporation Limited (Vanuatu) as Chief Executive Officer. He obtained the qualification of Associate of Hong Kong Institute of Arbitrators, and Practicing Certificate of Hong Kong Securities and Investment Institute. He also has some public services experience, including being Vice President of China-Hong Kong Legal Rights Association, organizer of Hong Kong WTO Research Institute, and Think Tank Member of Dashun Foundation. He worked as Legal Consultant of Legislative Councilor’s Office, Clerical officer II of Department of Justice of in the Government of HKSAR. He also worked as Tutor of CPD Course of The Hong Kong Law Society. He has more than 20 years of working experience in PRC and Hong Kong laws.

Ms. Tang, Kiu Chung Jacqueline – COO

Ms. Tang obtained BSc. in Accounting and a Finance degree from University of Surrey in 2012. She has 5 years of business management and director experience. In 2013, she joined Go Fun Project Limited (NGO) and Y&L Group International Company Limited as their director. Since 2015, she has been a director of the Yu On Company Limited.

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Jeffrey Firestone – VP of Investor Relation and Director

Jeffrey Firestone is a U.S. Attorney licensed in Illinois and working in the U.S., China, Europe, Asia and the former Soviet Union. He graduated from John Marshall Law School in 1978. As a multi lingual attorney, Jeffrey has been educated on several continents. He represents a wide range of clients from individuals to large banks and international corporations. He has a practice concentrated in investments, international trade, trademarks, intellectual property, finance, creditors’ rights, litigation, bankruptcy, transactions, and contract law. He was appointed to the U.S. Justice Department panel of bankruptcy trustees while working as an in-house creditors’ rights attorney for Household International. He was further appointed as a Court arbitrator by Cook County to arbitrate lawsuits.

Dr. Wong, Kwai Lam Terence – VP Investor Relation

Dr. Wong completed has a Ph.D. degree at the University of California with a major in Philosophy. Working in Hong Kong Television since 1976, Dr. Wong has over thirty years of working experiences in public media, including Asia Television Hong Kong Limited, Radio Television Hong Kong, Hong Kong Commercial Broadcasting Corporation Limited, and Metro Broadcast Corporation Limited, Roadshow. Dr. Wong has taught several courses in University of Hong Kong as its lecturer since 2002, and at the City University of Hong Kong since 2009, as its visiting lecturer. He has also been freelance trainer in several sizable companies in Hong Kong, including Hong Kong Police Force, MTR Corporation Limited, The Hong Kong Jockey Club, Bank of China Limited, Cathay Pacific Airlines Limited. From 2000 to 2011, he also worked in Hong Kong Television Broadcast as trainer for the artists and candidates participating in election of Ms. Hong Kong. Since 2009, he has been an adviser to the Public Relationship of Committee of Cities Innovation Promotion (Shenzhen) China.

Ms. Hui, Sin Kei Stella – Independent Director (Audit Committee Member)

Ms. Hui obtained her B.A. degree in 1980 with an Economic/Psychology major at York University in Canada and she passed her Financial Planner exam in 2000. Stella joined Gofun Groups Holdings Limited in March 2017, and she is currently the COO and finance director overseeing the company’s daily operation and finance and plays a significant leadership role in integrating the financial and corporate planning functions. Stella has more than 20 years of experience in the banking field where she gained her management and credit/financial skills through exposure to several Global Corporate Bank and Credit Card Corporations, including Citicorp, Standard Chartered, International Bank of Asia, Carte Blanch and Diners Club. Ms. Hui had also worked as a controller/finance manager for several sizeable group of companies for the past 10 years, advancing through a series of promotions. Since then, her leadership has expanded beyond the boundaries of a traditional financial executive and she has led many strategic initiatives that have had positive impact on their business, driving down costs, increasing revenue and improving overall performance of various business units. Ms. Hui has evaluated and played a leadership role in many transactions for companies, including disposition as well as potential acquisition and spin offs.

Elaine Wan – Secretary, Treasurer and Director

Elaine Wan, 49 years old, graduated from the University of Management & Technology in Arlington, Virginia in 2010. Ms. Wan currently has been the Director of Full Yick International Limited, located in Hong Kong since May of 2017. Prior to her position she was Director at On Chi Ceramic Technology Limited in Hong Kong since 2014 and continues to serve as a Director for the Company. She is also director of Jiayu Insurance Finance Limited in Hong Kong, a position she has held since 2016 and she has been a Director of Shine Spread Limited in Hong Kong since 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WIGI4YOU, INC.

By:	/s/ Elaine Wan

Title:	Elaine Wan, Secretary, Treasurer and Director

Dated: November 27, 2017

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